As filed with the Securities and Exchange Commission on December 3, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3802

NEUBERGER BERMAN INCOME FUNDS
(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
Neuberger Berman Income Funds
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: March 31, 2010

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.   Report to Shareholders

Neuberger Berman Income Funds

Neuberger Berman Tax-Free Money Fund

Semi-Annual Report

September 30, 2009

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY/MATURITY DIVERSIFICATION	2

FUND EXPENSE INFORMATION	7

SCHEDULE OF INVESTMENTS	8

FINANCIAL STATEMENTS	15

FINANCIAL HIGHLIGHTS/PER SHARE DATA	23

Directory	25

Proxy Voting Policies and Procedures	26

Quarterly Portfolio Schedule	26

Report of Votes of Shareholders	27

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC. ©2009 Neuberger Berman Fixed Income LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual report for Neuberger Berman Tax-Free Money Fund for the six-month period ended September 30, 2009.

The report includes portfolio manager commentary, a listing of Fund investments and unaudited financial statements for the reporting period.

The six-month reporting period saw a dramatic change in psychology as investors became more confident not only that the economy would avoid a depression, but that it would return to a growth trajectory in relatively short order. During this period, many market participants moved out of relatively secure Treasuries and into other assets, including short-term municipal securities.

Tax-Free Money Fund seeks to provide liquidity and safety of principal by investing in municipal debt. Over the past six months, we have maintained our conservative approach, conducting thorough credit research and scrutinizing the financial strength of the entities issuing municipal debt rather than depending on credit enhancement firms to protect against defaults. We believe this has been, and will continue to be, an important aspect of our portfolio management discipline.

Thank you for your confidence in Neuberger Berman. You can be assured that we will continue to rigorously apply our investment discipline to serve you in the years ahead.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Neuberger Berman Tax-Free Money Fund Commentary

We are pleased to report that the Neuberger Berman Tax-Free Money Fund outperformed the Crane Tax Exempt Institutional Money Fund Index for the six-month period ended September 30, 2009.

Investors spent most of the reporting period focusing on the state of the economy and the impact of extraordinary government stimulus programs, which have included injecting more than $2 trillion into the economy, bailing out troubled banks and maintaining a consistently low Federal Funds target rate of 0 to 25 basis points.

Although unemployment moved upward, its rate of increase moderated. In real estate, results were mixed. For example, a RealtyTrac study concluded that foreclosure rates had increased by 5% in September and that one in every 136 homes is in some stage of foreclosure. Meanwhile, sales of new and existing homes have grown and prices have begun to stabilize.

Overall, gross domestic product (GDP) showed improvement, with only a modest decline in the second quarter of calendar year 2009, after a sharply negative first quarter. More importantly, in the third quarter of calendar year 2009, GDP grew 3.5%. By mid-September, Federal Reserve Chairman Ben Bernanke expressed confidence that the recession was "very likely to be over."

As investors' earlier aversion to risk moderated, many diversified their assets beyond Treasury securities. With this backdrop, one-year municipals rallied, with yields dropping from 0.58% on April 1, 2009 to 0.41% on September 30, 2009. A shortage of new municipal debt issuances earlier in the reporting period, combined with increased demand from investors, further contributed to the rally.

Investors, apparently concerned that the economic recovery could be sluggish or rocky, did not appear ready to totally abandon the safest asset classes and yields on Variable Rate Demand Notes declined from 0.58% to 0.34%. During the same time period, the one-month Treasury yield dropped from 0.17% to 0.04% and the 90-day Treasury yield dropped from 0.21% to 0.12%.

Moving forward, we believe that high unemployment and still relatively weak data in other areas may cause the Fed to leave the low Federal Funds rate unchanged through this year and possibly through early calendar year 2010. We believe the economy, while improving, still faces substantial challenges, including the weakened consumer and the still sluggish real estate market.

On a final note, our in-house credit team has historically implemented a "belt and suspenders" approach when analyzing municipal credits. This process involves analyzing the underlying issuers to ensure they are of the highest quality and have the ability to make timely payment of principal and interest. As the economy moves from weakness to relatively modest expansion, we believe this approach — which was beneficial during the reporting period — will continue to serve our shareholders well.

Performance and Yield Information

For the six-month period ended September 30, 2009, the Fund returned 0.24%, compared to the Crane Tax Exempt Institutional Money Fund Index's 0.16% return.1

The Fund closed the reporting period with a 0.20% seven-day current yield and a 0.20% seven-day effective yield, as well as a 0.31% seven-day tax-equivalent current yield and a 0.31% tax-equivalent effective yield; these yields more closely reflect current earnings than the six-month figures.2,3

The Fund's weighted average maturity decreased from 11.8 days on March 31, 2009 to 8.7 days on September 30, 2009.

Sincerely,

William J. Furrer and Kristian Lind
Portfolio Co-Managers

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the prior business day on which the New York Stock Exchange was open, visit www.nb.com/performance. The composition, industries and holdings of the Fund are subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Neuberger Berman Tax-Free Money Fund

TICKER SYMBOL

Reserve Class	NTFXX

MATURITY DIVERSIFICATION

(% by Maturity)
1 – 7 Days	97.1%
8 – 30 Days	0.0
31 – 90 Days	1.1
91 – 180 Days	1.4
181 + Days	0.4

Endnotes

1	Neuberger Berman Management LLC ("Management") has voluntarily undertaken to reimburse and/or waive certain expenses of the Reserve Class of Neuberger Berman Tax-Free Money Fund so that the total annual Operating Expenses of that class of the Fund are limited to 0.23% of average daily net assets. Management may, at its sole discretion, modify or terminate this voluntary commitment without notice to the Fund. Management has contractually undertaken to forgo current payment of fees and/or reimburse the management fee of the Fund so that the management fee is limited to 0.08% of the Fund's average daily net assets. The undertaking lasts until March 31, 2012. The Fund has agreed to repay Management for fees and expenses forgone and/or its excess management fees previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual management fees during the period do not exceed the above-stated expense limitation and the repayments are made within three years after the year in which Management issued the reimbursement or waived fees. Prior to February 19, 2009, Management voluntarily reimbursed and/or waived certain expenses of the Reserve Class of the Fund so that the total annual Operating Expenses of that class of the Fund were limited to 0.20% of average daily net assets. For the period ended September 30, 2009, if reimbursements and/or waivers had not been made, performance would have been lower.

2	"Current yield" of a money market fund refers to the income generated by an investment in a Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is usually slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

3	Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a Fund's income is exempt from federal income taxes.

Glossary of Indices

Crane Tax Exempt Institutional Money Fund Index:	The Crane Tax Exempt Institutional Money Fund Index is a simple average comprised of all money market mutual funds tracked by Crane Data investing primarily in municipal and tax-exempt money market securities and marketed primarily to corporations and institutions. Funds are classified as Institutional based on minimum investment (normally $1 million or more), expense ratio (normally 0.35% or lower) and target customer base.

Please note that an index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management LLC and include reinvestment of all dividends and capital gain distributions. A Fund may invest in securities not included in the above-described index.

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative service fees and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended September 30, 2009 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Information as of 9/30/09 (Unaudited)

NEUBERGER BERMAN TAX-FREE MONEY FUND

Actual	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During the Period* 4/1/09 – 9/30/09
Reserve Class	$1,000.00	$1,002.40	$1.25
Hypothetical (5% annual return before expenses)**
Reserve Class	$1,000.00	$1,023.82	$1.27

*  Expenses are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

Schedule of Investments Neuberger Berman Tax-Free Money Fund

(Unaudited)

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Arkansas (0.5%)
$2,650	Arkansas St. Dev. Fin. Au. Hosp. Rev. (Washington Reg. Med. Ctr.), Ser. 2000, 7.38%, due 2/1/29 Pre-Refunded 2/1/10	$2,797	ß
California (2.4%)
4,900	California Ed. Facs. Au. Rev. (Floater Cert.), Ser. 2001-487, (LOC: Morgan Stanley), 0.30%, due 10/1/09	4,900	µ
4,900	Los Angeles Comm. College Dist. G.O., Ser. 2009, (LOC: Citibank, N.A.), 0.36%, due 10/1/09	4,900	ñµ
1,200	Los Angeles Dept. Wtr. & Pwr. Rev. (Floaters), Ser. 2005-1243, (FSA Insured), 0.30%, due 10/1/09	1,200	µs
1,290	Southern Kern Unified Sch. Dist. G.O. BANS, Ser. 2008, 4.00%, due 12/1/09	1,294
900	Union City Multi-Family Rev. (Floater), Ser. 2007-122G, (LOC: Goldman Sachs), 0.32%, due 10/1/09	900	µ
		13,194
Colorado (0.5%)
2,000	Central Platte Valley Metro. Dist. G.O., Ser. 2001-A, (LOC: BNP Paribas), 5.00%, due 12/1/09	2,046	µ
741	Colorado Ed. & Cultural Facs. Au. Rev. (Floaters), Ser. 2007-1557, (FGIC Insured), 0.31%, due 10/1/09	741	µbb
		2,787
Delaware (2.2%)
12,065	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1007, (LOC: Branch Banking & Trust Co.), 0.35%, due 10/1/09	12,065	µ
Florida (8.4%)
5,120	Alachua Co. Hlth. Fac. Au. Continuing Care Rev. (Oak Hammock Univ. Proj.), Ser. 2002-A, (LOC: Bank of Scotland), 0.43%, due 10/1/09	5,120	µß
7,000	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1012, (LOC: Branch Banking & Trust Co.), 0.35%, due 10/1/09	7,000	µ
8,580	FSU Fin. Assist., Inc. Ed. & Athletic Facs. Imp. Rev. (Muni. Sec. Trust Receipts), Ser. 2008-35A, (LOC: Societe Generale), 0.35%, due 10/1/09	8,580	µ
8,000	Hillsborough Comm. College Foundation, Inc. Std. Hsg. Rev., Ser. 2006, (LOC: Bank of America), 0.39%, due 10/1/09	8,000	µß
13,650	Miami-Dade Co. Hlth. Facs. Au. Hosp. Rev. (Miami Children's Hosp. Proj.), Ser. 2006-B1, (National Public Finance Guarantee Corp. Insured), 0.32%, due 10/7/09	13,650	µßp
4,000	Palm Beach Co. Pub. Imp. Rev. (Spears), Ser. 2005-184, (AMBAC Insured), 0.35%, due 10/1/09	4,000	µk
		46,350
Georgia (4.1%)
4,635	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2009-1037, (LOC: Branch Banking & Trust Co.), 0.43%, due 10/1/09	4,635	ñµ
6,500	Catoosa Co. Dev. Au. Rev. (Galaxy Carpet), Ser. 1991, (LOC: Wachovia Bank), 0.62%, due 10/1/09	6,500	µß
11,895	Macon Wtr. Au. Wtr. & Swr. Ref. Rev., Ser. 2009, 0.50%, due 10/1/09	11,895	µ
		23,030
Idaho (1.0%)
5,485	Idaho Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Comm. Sch. Proj.), Ser. 2005, (LOC: Bank of New York), 0.35%, due 10/1/09	5,485	µß
Illinois (16.7%)
1,860	Austin Trust Var. Sts. G.O. (Var. Cert.), Ser. 2008-3025X, (FSA Insured), 0.45%, due 10/1/09	1,860	µc
12,546	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-5001, (LOC: Rabobank N.A.), 0.49%, due 10/1/09	12,546	ñµ
14,000	Central Lake Co. Joint Action Wtr. Agcy. Wtr. Rev., Ser. 2003-B18, (AMBAC Insured), 0.28%, due 10/7/09	14,000	ñµp
4,000	Chicago Board Ed. G.O. Muni. Sec. Trust Receipts, Ser. 2008-50A, (FGIC Insured), 0.35%, due 10/1/09	4,000	µt

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$7,305	Chicago G.O. Muni. Sec. Trust Receipts, Ser. 2008-53A, (FGIC Insured), 0.35%, due 10/1/09	$7,305	ñµt
1,000	Cook Co. G.O. (Floater Cert.), Ser. 2001-458, (FGIC Insured), 0.37%, due 10/1/09	1,000	µs
15,900	Deutsche Bank Spears/Lifers Trust Var. Sts. G.O., Ser. 2007-308, (FGIC Insured), 0.36%, due 10/1/09	15,900	µk
8,785	Illinois Dev. Fin. Au. Rev. (Evanston Northwestern Hlth. Care Corp.), Ser. 2001-C, (LOC: JP Morgan Chase), 0.30%, due 10/1/09	8,785	µß
500	Illinois Fin. Au. Rev. (Rest Haven Christian Svc.), Ser. 2004-B, (LOC: Sovereign Bank), 0.36%, due 10/1/09	500	µßdd
4,175	Illinois Fin. Au. Rev. (Univ. Chicago Med.), Ser. 2009-B1, (LOC: Bank of Montreal), 0.30%, due 10/1/09	4,175	µß
2,380	Peoria Heights Ltd. Obligation Rev. (Christian Sch. Proj.), Ser. 2001, (LOC: National City Bank), 0.46%, due 10/1/09	2,380	µß
4,835	Reg. Trans. Au. Muni. Sec. Trust Receipts, Ser. 2008-55A, (FGIC Insured), 0.35%, due 10/1/09	4,835	µt
15,340	Springfield Elec. Rev. (Putters), Ser. 2006-1314, (BHAC/MBIA Insured), 0.43%, due 10/1/09	15,340	µo
		92,626
Indiana (2.2%)
1,260	Allen Co. Econ. Dev. Rev. (Jorgensen YMCA Proj.), Ser. 2002, (LOC: National City Bank), 0.51%, due 10/1/09	1,260	µß
5,000	Dexia Credit Local Cert. Trust Var. Sts. (Purdue Univ.), Ser. 2008-060, (LOC: Dexia Credit Locale de France), 1.30%, due 10/1/09	5,000	µ
395	Eclipse Funding Trust (Solar Eclipse-Wayne Township Marion), Ser. 2006-0015, (LOC: U.S. Bank), 0.30%, due 10/1/09	395	ñµ
2,745	Indiana Fin. Au. Hosp. Rev. (Floyd Mem. Hosp. & Hlth. Svc.), Ser. 2008, (LOC: Branch Banking & Trust Co.), 0.35%, due 10/1/09	2,745	µß
2,650	Indiana St. Fin. Au. Econ. Dev. Rev. (Goodwill Ind. Michiana), Ser. 2005-A, (LOC: National City Bank), 0.36%, due 10/1/09	2,650	µ
		12,050
Iowa (3.8%)
5,300	Iowa Higher Ed. Loan Au. Rev. (Private College St. Ambrose), Ser. 2003, (LOC: Northern Trust Co.), 0.35%, due 10/1/09	5,300	µß
6,485	Iowa Higher Ed. Loan Au. Rev. (Private College Univ. of Dubuque), Ser. 2007, (LOC: Northern Trust Co.), 0.35%, due 10/1/09	6,485	µß
2,000	Iowa Higher Ed. Loan Au. Rev. RANS Private Ed. (Loras College), Ser. 2009-E, (LOC: Wells Fargo Bank), 2.15%, due 5/20/10	2,013	ß
7,125	Wapello Co. Rev. (Ottumwa Reg. Hlth. Ctr.), Ser. 2004, (Radian Insured), 0.50%, due 10/1/09	7,125	µßo
		20,923
Kentucky (0.7%)
3,900	Louisville/Jefferson Co. Metro. Gov't Ed. Facs. Rev. (Louisville Presbyterian), Ser. 2007, (LOC: National City Bank), 0.36%, due 10/1/09	3,900	µß
Louisiana (0.2%)
900	Calcasieu Parish Pub. Trust Au. Gulf Opportunity Zone Rev. (Delta Equine Ctr. LLC Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 0.34%, due 10/1/09	900	µß
Massachusetts (7.2%)
3,900	Macon Trust Var. Sts., Ser. 2007-343, (LOC: Bank of America), 0.90%, due 10/1/09	3,900	µ
17,800	Macon Trust Var. Sts., Ser. 2007-344, (LOC: Bank of America), 0.90%, due 10/1/09	17,800	µ
9,700	Massachusetts Bay Trans. Au. Rev. (Floaters), Ser. 2008-DC8025, (LOC: Dexia Credit Locale de France), 1.10%, due 10/1/09	9,700	µ
1,325	Massachusetts St. Dev. Fin. Agcy. Rev. (Briarwood Retirement), Ser. 2004-A, (LOC: Sovereign Bank), 0.43%, due 10/1/09	1,325	µßm
5,525	Massachusetts St. G.O. Muni. Sec. Trust Receipts, Ser. 2008-51A, (AMBAC Insured), 0.33%, due 10/1/09	5,525	µt
1,550	Massachusetts St. Wtr. Res. Au. (Floater), Ser. 2008-DCL004, (FSA Insured), 0.65%, due 10/1/09	1,550	µl
		39,800
Michigan (1.9%)
10,590	Detroit Wtr. Supply Sys., Ser. 2007, (BHAC/FSA Insured), 0.90%, due 10/1/09	10,590	µh

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Minnesota (1.4%)
$4,983	Minneapolis Rev. (Minnehaha Academy Proj.), Ser. 2001, (LOC: U.S. Bank), 0.35%, due 10/1/09	$4,983	µß
2,700	St. Paul Port Au. Rev. (Amherst H. Wilder Foundation), Ser. 2006-3, (LOC: Bank of New York), 0.35%, due 10/1/09	2,700	µß
		7,683
Nebraska (4.4%)
10,000	Central Plains Energy Proj. Gas Proj. Rev. (Proj. No. 2), Ser. 2009, (LOC: Royal Bank of Canada), 0.40%, due 10/1/09	10,000	µ
6,145	Deutsche Bank Spears/Lifers Trust Var. Sts. (Omaha Spec. Oblig.), Ser. 2008-543, (LOC: Deutsche Bank), 0.35%, due 10/1/09	6,145	µ
8,025	Nebraska Ed. Fin. Au. Ref. Rev. (Creighton Univ. Proj.), Ser. 2005-B, (LOC: JP Morgan Chase), 0.30%, due 10/1/09	8,025	µß
		24,170
New Hampshire (0.5%)
3,000	Merrimack Co. G.O. TANS, Ser. 2009, 3.25%, due 12/30/09	3,002
New Jersey (1.8%)
4,700	Garden St. Preservation Trust Open Space & Farmland (Floaters), Ser. 2007-006, (FSA Insured), 1.10%, due 10/1/09	4,700	µl
5,510	New Jersey St. Trans. Trust Funding Au. (Floaters), Ser. 2008-012, (FSA Insured), 0.65%, due 10/1/09	5,510	µl
		10,210
New Mexico (1.6%)
9,125	Univ. New Mexico Univ. Rev. Sub. Lien Sys. Imp., Ser. 2001, (LOC: JP Morgan Chase), 0.37%, due 10/7/09	9,125	µ
New York (7.4%)
2,800	Forest City New Rochelle Rev. Bond Cert. Trust Beneficial Owner (Washington-Lincoln LLC Proj.), Ser. 2003, (LOC: Wachovia Bank), 0.70%, due 10/1/09	2,800	µß
3,000	New York City Muni. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Fiscal 2008), Ser. 2007-BB4, (LOC: Fortis Bank), 0.25%, due 10/1/09	3,000	µ
4,500	New York City Muni. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution), Ser. 2006-CC2, (LOC: Bank of Nova Scotia), 0.36%, due 10/1/09	4,500	µ
13,990	New York St. Dorm. Au. Rev. (Oxford Univ. Press, Inc.), Ser. 1993, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.30%, due 10/1/09	13,990	µß
4,500	New York St. Dorm. Au. Rev. Non St. Supported Debt (New York Law Sch.), Ser. 2009, (LOC: TD Bank N.A.), 0.25%, due 10/1/09	4,500	µß
3,500	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (SONYMA Insured), 0.36%, due 10/1/09	3,500	ñµh
3,305	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (FHA Insured), 0.36%, due 10/1/09	3,305	ñµh
4,000	Sales Tax Asset Receivable Corp. (Floaters), Ser. 2008-2901, (LOC: Morgan Stanley), 0.35%, due 10/1/09	4,000	µ
1,500	Westchester Co. IDA Continuing Care Retirement (Kendal Hudson Proj.), Ser. 2007, (LOC: Sovereign Bank), 0.32%, due 10/1/09	1,500	µßcc
		41,095
North Carolina (0.6%)
3,300	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1027, (LOC: Branch Banking & Trust Co.), 0.35%, due 10/1/09	3,300	µ
10	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1009, (LOC: Branch Banking & Trust Co.), 0.35%, due 10/1/09	10	µ
		3,310
Ohio (6.6%)
1,700	Lucas Co. Ind. Dev. Rev. (Lotts Ind., Inc. Proj.), Ser. 2001, (LOC: National City Bank), 0.36%, due 10/1/09	1,700	µß
1,745	Marysville G.O. BANS (Wtr. & Swr. Acquisition), Ser. 2009, (Anticipation Notes), 2.75%, due 1/22/10	1,748

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$2,130	Montgomery Co. Econ. Dev. Rev. (Benjamin & Marian Proj.), Ser. 2001-B, (LOC: National City Bank), 0.36%, due 10/1/09	$2,130	µß
2,155	Ohio St. G.O. (Common Sch.), Ser. 2006-B, 0.30%, due 10/7/09	2,155	µ
13,225	Ohio St. G.O. (Infrastructure Imp.), Ser. 2003-B, 0.35%, due 10/7/09	13,225	µ
4,450	Ohio St. Higher Ed. Fac. Commission Rev. (Kenyon College Proj.), Ser. 1992, (LOC: Harris Bank), 0.30%, due 10/1/09	4,450	µß
3,755	Summit Co. Port Au. Ind. Dev. Rev. (Jewish Comm. Board Akron Proj.), Ser. 2005, (LOC: National City Bank), 0.36%, due 10/1/09	3,755	µ
7,455	Univ. of Toledo Gen. Receipts Bonds (Muni. Sec. Trust Receipts), Ser. 2001-SGA125, (FGIC Insured), 0.37%, due 10/7/09	7,455	µt
		36,618
Pennsylvania (0.5%)
3,075	Allegheny Co. Ind. Dev. Au. Rev. (Jewish Comm. Ctr. Proj.), Ser. 1997-B, (LOC: National City Bank), 0.36%, due 10/1/09	3,075	µß
Puerto Rico (5.6%)
10,890	Puerto Rico Commonwealth Hwy. & Trans. Au. Hwy. Rev. (Floaters), Ser. 2008-008, (FSA Insured), 0.65%, due 10/1/09	10,890	µl
1,300	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Putters), Ser. 2002-246, (FSA Insured), 1.65%, due 10/1/09	1,300	ñµo
5,800	Puerto Rico Elec. Pwr. Au. Pwr. Rev. (Floater), Ser. 2008-013, (FSA Insured), 0.65%, due 10/1/09	5,800	µl
13,015	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2009, (LOC: Citibank, N.A.), 0.37%, due 10/1/09	13,015	ñµ
		31,005
South Carolina (1.9%)
10,380	Macon Trust Var. Sts. Cert., Ser. 2007-303, (LOC: Bank of America), 0.90%, due 10/1/09	10,380	µ
Tennessee (1.8%)
2,585	Blount Co. Pub. Bldg. Au. (Local Gov't Pub. Imp. Bonds), Ser. 2008-E5B, (LOC: Branch Banking & Trust Co.), 0.34%, due 10/7/09	2,585	µ
4,000	Jackson Energy Au. Gas Sys. Rev., Ser. 2009, (LOC: Federal Home Loan Bank), 0.29%, due 10/7/09	4,000	µy
3,500	Jackson Energy Au. Wtr. Sys. Ref. Rev., Ser. 2009, (LOC: U.S. Bank), 0.25%, due 10/7/09	3,500	µ
		10,085
Texas (5.3%)
4,300	JP Morgan Chase Putters/Drivers Trust Var. Sts., Ser. 2009-3562, (FSA Insured), 0.45%, due 10/1/09	4,300	ñµo
9,935	McKinney Independent Sch. Dist. G.O. (Floaters), Ser. 2006-26TP, (PSF Insured), 0.30%, due 10/1/09	9,935	µx
5,175	Tarrant Co. Cultural Ed. Facs. Fin. Corp. Rev. (Floaters), Ser. 2007-1761, (LOC: Morgan Stanley), 0.37%, due 10/1/09	5,175	µ
9,875	Tarrant Co. Cultural Ed. Facs. Fin. Corp. Rev. (Floaters), Ser. 2007-1762, (LOC: Morgan Stanley), 0.37%, due 10/1/09	9,875	µ
		29,285
Utah (1.4%)
7,700	Lehi Elec. Utils. Rev. Ref., Ser. 2009, (LOC: U.S. Bank), 0.47%, due 10/1/09	7,700	µ
Washington (4.9%)
9,315	Everett Pub. Fac. Dist. Proj. Rev., Ser. 2007, (LOC: Dexia Credit Locale de France), 1.38%, due 10/1/09	9,315	µ
12,505	Washington St. G.O. (Floaters), Ser. 2009-3040, (National Public Finance Guarantee Corp. Insured), 0.35%, due 10/1/09	12,505	ñµs
5,505	Washington St. G.O. (Floaters), Ser. 2009-3045, (National Public Finance Guarantee Corp. Insured), 0.35%, due 10/1/09	5,505	ñµs
		27,325

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Wisconsin (1.1%)
$2,900	Watertown Unified Sch. Dist. G.O. BANS, Ser. 2008, 2.75%, due 12/1/09	$2,902
3,500	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Floater), Ser. 2007-2187, (LOC: Morgan Stanley), 0.47%, due 10/1/09	3,500	µ
		6,402
Wyoming (0.6%)
3,155	Campbell Co. Ind. Dev. Rev. (Powder Basin Properties Proj.), Ser. 1996, (LOC: Wells Fargo Bank), 0.54%, due 10/7/09	3,155	µß
	Total Investments (99.2%)	550,122
	Cash, receivables and other assets, less liabilities (0.8%)	4,288
	Total Net Assets (100.0%)	$554,410

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

††	Investment securities are valued at amortized cost, which approximates U.S. federal income tax cost.

In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), formerly known as Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements, investments held by a fund are carried at "fair value" as defined by ASC 820. Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the fund's investments.

In addition, effective June 30, 2009, the fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 emphasizes that the objective of fair value measurement described in ASC 820 remains unchanged and provides additional guidance for estimating fair value in accordance with ASC 820 when the volume and level of activity for the asset or liability have significantly decreased, as well as identifying circumstances that indicate that transactions are not orderly. FSP No. 157-4 identifies factors to be considered when determining whether or not a market is inactive and indicates that if a market is determined to be inactive and/or current market prices are reflective of "distressed sales" significant management judgment may be necessary to estimate fair value in accordance with ASC 820.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	•	Level 1 – quoted prices in active markets for identical investments

	•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

	•	Level 3 – significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the fund's investments as of September 30, 2009:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes^	$—	$550,122	$—	$550,122

^	The Schedule of Investments provides information on the state categorization for the portfolio.

ñ	Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At September 30, 2009, these securities amounted to approximately $87,211,000 or 15.7% of net assets for the fund.

µ	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of September 30, 2009.

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited) (cont'd)

@@	Municipal securities held by the fund are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's Rating Services or, where not rated, are determined by the fund's investment manager to be of comparable quality. Approximately 93.4% of the municipal securities held by the fund have credit enhancement features backing them, which the fund may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the fund. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the fund the right to sell back the issue on the date specified.

ß	Security is guaranteed by the corporate or non-profit obligor.

c	Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

h	Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

k	Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

l	Security is subject to a guarantee provided by Dexia Credit Locale de France, backing 100% of the total principal.

m	Security is subject to a guarantee provided by Comerica Bank, backing 100% of the total principal.

o	Security is subject to a guarantee provided by JP Morgan Chase, backing 100% of the total principal.

p	Security is subject to a guarantee provided by Wachovia Bank, backing 100% of the total principal.

s	Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

t	Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

x	Security is subject to a guarantee provided by Wells Fargo Bank, backing 100% of the total principal.

y	Security is subject to a guarantee provided by SunTrust Bank, backing 100% of the total principal.

bb	Security is subject to a guarantee provided by Rabobank N.A., backing 100% of the total principal.

cc	Security is subject to a guarantee provided by Natixis, backing 100% of the total principal.

dd	Security is subject to a guarantee provided by KBC Bank, backing 100% of the total principal.

See Notes to Schedule of Investments

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman
(000's omitted except per share amounts)

TAX-FREE MONEY FUND
September 30, 2009
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$550,122
Cash	145
Interest receivable	841
Receivable for securities sold	3,428
Receivable from administrator—net (Note B)	70
Prepaid expenses and other assets	45
Total Assets	554,651
Liabilities
Payable to investment manager (Note B)	119
Accrued expenses and other payables	122
Total Liabilities	241
Net Assets at value	$554,410
Net Assets consist of:
Paid-in capital	$554,472
Undistributed net investment income (loss)	74
Accumulated net realized gains (losses) on investments	(136)
Net Assets at value	$554,410
Shares Outstanding ($.001 par value; unlimited shares authorized)	554,472
Net Asset Value, offering and redemption price per share	$1.00
*Cost of investments:
Unaffiliated issuers	$550,122

See Notes to Schedule of Investments

Statement of Operations (Unaudited)

Neuberger Berman
(000's omitted)

TAX-FREE MONEY FUND
For the Six Months Ended September 30, 2009
Investment Income
Interest income—unaffiliated issuers (Note A)	$2,723
Expenses:
Investment management fees (Note B)	828
Administration fees (Note B)	272
Audit fees	5
U.S. Treasury Temporary Guarantee Program Fee (Note F)	132
Custodian fees (Note B)	78
Legal fees	44
Registration and filing fees	85
Rating agency fees	12
Shareholder reports	9
Shareholder servicing agent fees (Note B)	19
Trustees' fees and expenses	22
Miscellaneous	63
Total expenses	1,569
Expenses reimbursed by administrator (Note B)	(99)
Investment management fees waived (Notes A & B)	(556)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—
Total net expenses	914
Net investment income (loss)	$1,809
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(6)
Net increase (decrease) in net assets resulting from operations	$1,803

See Notes to Schedule of Investments

Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	TAX-FREE MONEY FUND
	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,809	$22,555
Net realized gain (loss) on investments	(6)	470
Net increase (decrease) in net assets resulting from operations	1,803	23,025
Distributions to Shareholders From (Note A):
Net investment income	(1,735)	(22,554)
Net realized gain on investments	—	(1,314)
Total distributions to shareholders	(1,735)	(23,868)
From Fund Share Transactions (Note D):
Proceeds from shares sold	337,412	5,569,339
Proceeds from reinvestment of dividends and distributions	1,735	18,135
Payments for shares redeemed	(534,988)	(6,870,623)
Net increase (decrease) from Fund share transactions	(195,841)	(1,283,149)
Net Increase (Decrease) in Net Assets	(195,773)	(1,283,992)
Net Assets:
Beginning of period	750,183	2,034,175
End of period	$554,410	$750,183
Undistributed net investment income (loss) at end of period	$74	$—

See Notes to Schedule of Investments

Notes to Financial Statements (Unaudited)

Note A—Summary of Significant Accounting Policies:

1      General: Neuberger Berman Tax-Free Money Fund (the "Fund") is a separate operating series of Neuberger Berman Income Funds (formerly, Lehman Brothers Income Funds) (the "Trust"), a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. On June 1, 2009, the Trust changed its name from Lehman Brothers Income Funds to Neuberger Berman Income Funds. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund offers Reserve Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

Through October 5, 2008, the Fund was organized as a "feeder fund" in a "master-feeder" structure. Under the master-feeder structure, rather than investing directly in securities, the Fund was a feeder fund seeking to achieve its investment objective by investing all of its net investable assets in a corresponding master series of Institutional Liquidity Trust (the "Master Series") that had an investment objective identical to that of the Fund. The Fund invested in Tax-Exempt Master Series. As of October 6, 2008, the Fund is organized in a single-tier structure and invests directly in securities.

It is the policy of the Fund to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Fund will be able to maintain a stable net asset value per share. The Fund complies with Rule 2a-7 of the 1940 Act.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2      Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments. Prior to October 6, 2008, the Fund recorded its investment in its corresponding Master Series at value.

3       Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Prior to October 6, 2008, all net investment income and realized and unrealized capital gains and losses of the Master Series were allocated pro rata among its respective funds and any other investors in the Master Series (including any other investment companies), if any.

4        Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"), formerly known as FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of September 30, 2009, the Fund did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Master Series or Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on March 31, 2009, there were no permanent differences resulting from different book and tax accounting.

The tax character of distributions paid during the year ended March 31, 2009, the period ended March 31, 2008 and the year ended October 31, 2007 was as follows:

Distributions Paid From:
Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Total
2009	2008(1)	2007	2009	2008(1)	2007	2009	2008(1)	2007	2009	2008(1)	2007
$1,234,620	$29,080	$51,582	$22,554,452	$28,953,860	$50,242,930	$78,980	$—	$—	$23,868,052	$28,982,940	$50,294,512

(1)     Period from November 1, 2007 to March 31, 2008.

As of March 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Loss Carryforwards and Deferrals	Total
$—	$18,179	$—	$(130,620)	$(112,441)

The difference between book basis and tax basis distributable earnings is attributable primarily to nondeductible organization costs.

Under current tax law, certain net capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended March 31, 2009, the Fund elected to defer $130,620 of net capital losses arising between November 1, 2008 and March 31, 2009.

5       Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare distributions from net investment income on each business day; such distributions are paid or reinvested monthly. Distributions from net realized capital gains, if any, will be made annually. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

6       Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributed to the Fund are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund or Trust, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Prior to October 6, 2008, the Fund bore its proportionate share of its corresponding Master Series' expenses.

7       Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, as of October 6, 2008, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Management has contractually agreed to waive its management fee so that the management fee is 0.08% of the Fund's average daily net assets. For the six months ended September 30, 2009, such waived fees amounted to $555,569. Prior to October 6, 2008, the Master Series paid Management a fee at the annual rate of 0.25% of the first $500 million of average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Reserve Class of the Fund pays Management an administration fee at the annual rate of 0.08% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has voluntarily undertaken to reimburse and/or waive operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed the expense limitation as detailed in the following table:

Voluntary Expense Limitation(1)		Voluntary Reimbursement from Management for the Six Months Ended September 30, 2009
0.23	%(2)	$98,614

(1)     Expense limitation per annum of the class' average daily net assets. Management may, at its sole discretion, modify or terminate this agreement with notice to the Fund.

(2)     Prior to February 19, 2009, the expense limitation was 0.20%.

During the reporting period, the predecessor of Management, the investment manager of the Fund and Lehman Brothers Asset Management LLC ("LBAM"), the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing, the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

These events have not had a material impact on the Fund or its operations. Management and Neuberger Berman Fixed Income LLC ("NBFI")(formerly known as LBAM) continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI and/or Management.

The Fund has an expense offset agreement in connection with its custodian contract. For the six months ended September 30, 2009, the impact of this arrangement was a reduction of expenses of $88.

Note C—Investment Transactions:

For the six months ended September 30, 2009, all securities transactions were short-term.

Note D—Fund Share Transactions:

Share activity at $1.00 per share for the six months ended September 30, 2009 and for the year ended March 31, 2009 was as follows:

	For the Six Months Ended September 30, 2009				For the Year Ended March 31, 2009
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Reserve Class	337,412	1,735	(534,988)	(195,841)	5,569,339	18,135	(6,870,623)	(1,283,149)

Note E—Line of Credit:

At September 30, 2009 the Fund was a participant in a single uncommitted, unsecured $150,000,000 line of credit with State Street, as lender, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum (prior to May 22, 2009, interest was charged on borrowings at the Federal Funds Rate plus 0.375% per annum). Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2009. During the six months ended September 30, 2009, the Fund did not utilize this line of credit.

On September 18, 2009, the Fund also became a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of the overnight LIBOR or Federal Funds Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2009. During the six months ended September 30, 2009, the Fund did not utilize this line of credit.

Note F—U.S. Treasury Temporary Guarantee Program for Money Market Funds:

Tax-Free Money participated in the Temporary Guarantee Program for Money Market Funds (the "Program") offered by the United States Department of the Treasury ("U.S. Treasury") and bore the expense of its participation. The Program terminated on September 18, 2009. The dollar amount the Fund paid from April 1, 2009 through September 18, 2009 to participate in the Program is listed below under "Program Payment". The dollar amount the Fund expensed from April 1, 2009 through September 18, 2009, which is reflected in the Statement of Operations under the caption "U.S. Treasury Temporary Guarantee Program Fee", is listed below under "Program Fees Expensed April 1, 2009 Through September 18, 2009".

Program Payment	Program Fees Expensed April 1, 2009 Through September 18, 2009
$131,939	$131,939

Subject to certain conditions and limitations, in the event that the Fund's per share value fell below $0.995 and the Fund liquidated its holdings, the Program guaranteed shareholders of record at the close of business on September 19, 2008 ("Designated Shareholders") of the Fund $1.00 per share for the lesser of either the number of shares the Designated Shareholder held in the Fund at the close of business on September 19, 2008, or the number of shares the Designated Shareholder held in the Fund on the date the Fund's per share value fell below $0.995. The Program applied only to Designated Shareholders who maintained an account with the Fund from the close of business on September 19, 2008 through the date on which the Fund's per share value were to fall below $0.995. Designated Shareholders could purchase and redeem shares in their account during the period covered by the Program. However, the number of shares covered by the guarantee could not exceed the number of shares a Designated Shareholder held in the Fund at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder's account with the Fund increased after September 19, 2008, the amount of the increase would not be covered by the guarantee.

The Program provided coverage for a period that was originally due to expire on April 30, 2009, unless extended by the Secretary of the U.S. Treasury. The Secretary of the U.S. Treasury extended the Program until September 18, 2009, and the Board of the Trust decided to continue the Fund's participation in the Program. For coverage for the period September 19, 2008 to April 30, 2009, the Fund paid 0.025% based on its net assets as of September 19, 2008. For continuing coverage for the extended period May 1, 2009 to September 18, 2009 (the "Extended Period"), the Fund paid an additional 0.015% based on its net assets as of September 19, 2008 which was expensed over the Extended Period. The Program terminated on September 18, 2009 and the Secretary of the U.S. Treasury does not have authority to extend the Program for any additional amount of time.

Note G—Recent Accounting Pronouncement:

In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC 855"), formerly known as Financial Accounting Standards No. 165, "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through November 12, 2009. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements through this date.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Neuberger Berman Tax-Free Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Reserve Class†

	Six Months Ended September 30, 2009		Year Ended March 31, 2009	Period from November 1, 2007^^^to March 31, 2008		Year Ended October 31, 2007	Period from December 19, 2005^to October 31, 2006 (Unaudited)
Net Asset Value, Beginning of Period	$.9998		$1.0004	$1.0000		$1.0000	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0025		.0168	.0120		.0350	.0282
Net Gains or Losses on Securities	(.0000)		.0018	.0004		.0000	.0000
Total From Investment Operations	.0025		.0186	.0124		.0350	.0282
Less Distributions From:
Net Investment Income	(.0024)		(.0168)	(.0120)		(.0350)	(.0282)
Net Capital Gains	—		(.0024)	(.0000)		(.0000)	—
Total Distributions	(.0024)		(.0192)	(.0120)		(.0350)	(.0282)
Net Asset Value, End of Period	$.9999		$.9998	$1.0004		$1.0000	$1.0000
Total Return††	.24	%**	1.94%	1.21	%**	3.56%	2.86	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$554.4		$750.2	$2,034.2		$1,753.3	$1,165.1
Ratio of Gross Expenses to Average Net Assets#	.25	%^^*	.22%	.19	%*	.19%	.19	%*
Ratio of Net Expenses to Average Net Assets‡	.25	%^^*	.22%	.19	%*	.18%	.17	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.55	%^^*	1.76%	2.84	%*	3.51%	3.30	%*

See Notes to Schedule of Investments

Notes to Financial Highlights (Unaudited)

†	The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Master Series' income and expenses (except for the periods December 19, 2005 to September 10, 2007 and October 6, 2008 to September 30, 2009, when the Fund was organized in a single-tier structure).

††	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses (see Note B of Notes to Financial Statements).

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡	After reimbursement and/or waiver of certain expenses by Management (see Note B of Notes to Financial Statements). Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended September 30, 2009		Year Ended March 31, 2009	Period from November 1, 2007 to March 31, 2008	Year Ended October 31, 2007	Period from December 19, 2005 (Commencement of Operations) to October 31, 2006
Tax-Free Money Reserve Class	.44	%^^	.27%	.30%	.33%	.36%

^	The date investment operations commenced.

*	Annualized.

**	Not annualized.

^^	U.S. Treasury Temporary Guarantee Program Fee, which is a non-recurring expense, is included in ratios on a non-annualized basis.

^^^	The Fund's fiscal year end changed from October 31 to March 31.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
888.556.9030

Sub-Adviser

Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Address correspondence to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Report of Votes of Shareholders

A special meeting of shareholders of the Fund, a series of the Trust, was held on April 6, 2009. Upon completion of the acquisition of Management and LBAM by NBSH Acquisition, LLC, an entity organized by key members of Neuberger Berman's senior management, the Trust's management and sub-advisory agreements, on behalf of the Fund, with Management and LBAM, respectively, automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on the following matters, which became effective upon completion of the Acquisition on May 4, 2009.

PROPOSAL 1 — TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST AND A NEWLY-FORMED SUCCESSOR ENTITY TO MANAGEMENT ("NEW NB MANAGEMENT")

Neuberger Berman Income Funds	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tax-Free Money Fund	350,120,373	1,131,677	—	207,478,380

PROPOSAL 2 — TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO THE TRUST AND THE FUND, BETWEEN NEW MANAGEMENT AND LBAM

Neuberger Berman Income Funds	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tax-Free Money Fund	350,120,373	1,131,677	—	207,478,380

PROPOSAL 3 — TO APPROVE THE ELECTION OF THE FOLLOWING TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST:*

Neuberger Berman Income Funds	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Joseph V. Amato	4,517,071,561	13,663,973	—	—
John Cannon	4,516,017,781	14,717,753	—	—
Faith Colish	4,516,257,732	14,477,802	—	—
Robert Conti	4,517,267,788	13,467,746	—	—
Martha C. Goss	4,516,973,261	13,762,273	—	—
C. Anne Harvey	4,516,262,791	14,472,743	—	—
Robert A. Kavesh	4,516,011,648	14,723,886	—	—
Michael M. Knetter	4,517,334,758	13,400,776	—	—
Howard A. Mileaf	4,515,960,746	14,774,788	—	—
George W. Morriss	4,517,066,373	13,669,161	—	—
Edward I. O'Brien	4,516,052,727	14,682,807	—	—
Jack L. Rivkin	4,516,210,816	14,524,718	—	—
Cornelius T. Ryan	4,515,812,527	14,923,007	—	—
Tom D. Seip	4,515,125,394	15,610,140	—	—
Candace L. Straight	4,517,292,225	13,443,309	—	—
Peter P. Trapp	4,505,899,544	24,835,990	—	—

*Denotes trust-wide proposal and voting results.

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Shareholder Services 800.877.9700
Broker/Dealer and Institutional Services 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

J0444 11/09

Item 2.   Code of Ethics

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed July 10, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.   Audit Committee Financial Expert

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, and George Morriss. Ms. Goss and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4.   Principal Accountant Fees and Services

Only required in an annual report.

Item 5.   Audit Committee of Listed Registrants

Not applicable to the Registrant.

Item 6.   Schedule of Investments

The complete schedule of investments for the series is disclosed in the Registrant's Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Registrant.

Item 10.   Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.   Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:     /s/ Robert Conti

Robert Conti
Chief Executive Officer

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     /s/ Robert Conti

Robert Conti
Chief Executive Officer

Date: November 20, 2009

By:      /s/ John M. McGovern

John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: November 20, 2009